UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 9, 2003

COACHMEN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)
INDIANA	1-7160	35-1101097

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

2831 Dexter Drive ELKHART, INDIANA		46514

(Address of principal executive offices)		(Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (574) 262-0123

NOT APPLICABLE

(Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   The following exhibits are filed as a part of this Report:

             99.1   Press Release dated December 9, 2003, announcing record sales at the 41st National RV Trade Show.

ITEM 9.  INFORMATION FURNISHED PURSUANT TO REGULATION FD

        On December 9, the Company issued a press release reporting record sales at the 41st National RV Trade Show.
A copy of the press release is attached as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACHMEN INDUSTRIES, INC.
By:/S/ Richard M. Lavers Richard M. Lavers, Executive Vice President, General Counsel and Secretary

Date:  December 9, 2003

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION	SEQUENTIALLY NUMBERED PAGES
99.1	Press Release dated December 9, 2003	4

3